Exhibit 99.2

Company Update June 11, 2009

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

3 Investment Highlights Addressing multi-billion-dollar markets Efficacy results in hyperuricemia/gout provide strong basis for moving rapidly into Phase 2 RDEA806 produced ~40% reduction in serum urate in gout patients RDEA594 produced 45% reduction in serum urate in volunteers Phase 2 program designed to demonstrate broad clinical utility of RDEA594 Results in 4Q09 Multiple partnering opportunities in 2009 Including upfront payment from recent Bayer deal, cash sufficient to fund operations through 1Q2011 3 Gout Cancer HIV Inflammation MEK * HIV Gout in Japan *Partnership with Bayer announced April 28, 2009

Five NCEs in Clinical Development for Four Indications RDEA806 RDEA427 RDEA806 RDEA119 RDEA119/ RDEA436 Discovery Preclinical Phase 0/1 Phase 2 A B Phase 3 NNRTI for HIV NNRTI for HIV Gout MEKI for cancer Inflammation 4 Gout RDEA594 2rd Gen URAT1 MEKI + sorafenib for cancer RDEA119 Gout Partnered with Bayer

Gout/Hyperuricemia 5

Hyperuricemia/Gout - Unmet Medical Need

- Gout is caused by abnormally elevated levels of uric acid (>6.8 mg/dL)
- Painful and debilitating disease
  - Attacks of severe pain/Inflammation (flares)
  - Disfiguring nodules (tophi)
  - Kidney damage (nephropathy)
- Increasing incidence and severity in U.S. (up to 5,000,000 patients)
  - 288% increase in gout related hospitalizations from 1988-2005[1]
  - $11.2 billion hospitalization cost in 2005[1]
- Only one new drug in the US for hyperuricemia in over 40 years
- Hyperuricemia linked to elevated CRP, hypertension and possibly other cardiovascular risk factors[2]
- ~90% of patients do not excrete sufficient uric acid in their urine (known as under-excretors), which is associated with defects in three renal transporter genes recently found to be genetically linked to gout[3]

[1]Ann Rheum Dis 2008;67(Suppl II):96; [2] *JAMA. 2008;300(8):924-932* [3]*Nature Genetics* **40**, 437 - 442 (2008)

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Refractory Disease Has Not Disappeared 7

Competitive Landscape

- **Allopurinol**
  - 40 year old generic xanthine oxidase inhibitor; 21% response rate and 8% SAEs in contemporary study,[1] and 0.4% incidence of hypersensitivity, which is 20-25% fatal[2]
- **Febuxostat (ULORIC® Takeda)**
  - Approved by FDA in February 2009 in US for chronic gout management
  - In Phase 3, the 120 mg/day dose had more discontinuations and withdrawals for abnormal liver enzymes than with allopurinol [1]
  - Current Phase 3 shows 40 mg febuxostat equivalent to allopurinol and 80 mg febuxostat significantly superior; about half of patients with high starting sUA respond at 6 months to 80 mg febuxostat[3]
  - The combination of febuxostat and RDEA594 should be highly synergistic
- **Puricase (Savient)**
  - IV infusion of PEG-modified recombinant pig uricase
  - Infusion reactions/anaphylaxis will limit use to treatment of severe gout that is refractory to conventional therapy

[1]Becker et al. N Engl J Med 2005;353:2450-61; [2] Ann Rheum Dis 2008;67(Suppl II):431 [3]2008 ACR

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9 Velocity of Tophi Reduction Related to Activity of Urate-Lowering Therapy Perez-Ruiz F, Arthritis Rheum 2002; Perez-Ruiz F, J Rheumatol 2007

10 Uric Acid-Lowering Was Noticed With RDEA806

37%-45% Reduction in Uric Acid Observed in RDEA806 MAD Study Baseline Serum Uric Acid (sUA) 11 - 4.0 - 3.5 - 3.0 - 2.5 - 2.0 - 1.5 - 1.0 - 0.5 0.0 > 7.0 mg/dL 6 - 7 mg/dL 5 - 6 mg/dL < 5 mg/dL

Cohort 1: 400 mg QD RDEA806 Phase 2a Proof-of-Concept Study in Gout Patients Screening Period Washout prior urate lowering therapy Colchicine Treatment 21 days 14 days 1 week 3 weeks 1-2 weeks Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL) prior urate lowering therapy permitted total of 35 patients in 2 cohorts in 4:1 ratio of active to placebo Cohort 1: 15 patients; 12 active and 3 placebo Cohort 2: 20 patients; 16 active and 4 placebo Duration: ~ 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up Cohort 2: 400 mg QD 400 mg BID Randomize within cohorts if no gout flare during 2 weeks of colchicine Off drug Off drug Goal: To demonstrate that RDEA594 (administered as RDEA806) reduces serum uric acid in gout patients similar to that seen in Phase 1 NHV 12

Highly Significant Reduction of Uric Acid in RDEA806 Phase 2A Study in Gout Patients Febuxostat 40 mg* *Febuxostat Ph2: Arthritis Rheum 2005 Mar;52(3):916-23 *** *** *** ** ** *** ** P<0.01, ***P<0.001 vs. placebo 13 Positive Proof-of-Concept

Well-tolerated for 28 Days of Dosing in RDEA806 Phase 2a Study in Gout Patients No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except for changes in serum uric acid levels Adverse effects seen were mild to moderate and transient The only adverse events occurring in more than one patient: Three gout flares, two of which occurred in the follow-up period off drug after discontinuation of colchicine 54% of patients reported no treatment-emergent adverse events for the 28-day of dosing period, with no imbalance between drug and placebo 14

15 The Development of RDEA594, Metabolite of RDEA806 Responsible for Uric Acid-Lowering Effects

RDEA594 Preclinical Background

- RDEA594 is a selective inhibitor of the URAT1 renal transporter (EC_{50} = 5-10 μM) without antiviral activity
- No effect on OAT1 and OAT3 transporters (no interaction with antivirals or other drugs secreted by these transporters)
- Limited metabolism by CYP450
  - Inhibitors or inducers will not effect RDEA594 metabolism
  - No inhibition and only slight induction of CYP450 3A4, so limited potential for drug interactions
- No mitochondrial toxicity
- Extensively produced in rodents and primates used in 6-month and 9-month toxicology studies completed with RDEA806; chronic toxicology with RDEA594 underway
- Water soluble, allowing for preparation of easy to swallow tablets
- Composition of matter and use patents filed in 2008

16 Ardea Biosciences

RDEA594, a Metabolite of RDEA806, is Believed to be Responsible for Uric Acid Lowering


~100% of uric acid is initially filtered through glomerular filtration
RDEA594
URAT1
<99%
Reabsorption
Proximal Tubule
Secretion (~50%)
Reabsorption (~10% fine tuning)
Increased Excretion

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

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Steady-State Plasma Concentration Profiles of RDEA594 in MAD Study 18 100 mg Solution (fed) 200 mg IR Capsules (fasted) 400 mg IR Capsules (fasted)

Reduction of Serum Uric Acid by RDEA594 in MAD Study 19 *P<0.05, ** P<0.01, ***P<0.001 vs placebo ** *** *** ** ** ** ** *** *** *** *** ** ** * * * * *

Linear Relationship Between RDEA594 Plasma Levels and sUA Reduction 20 Plasma concentrations from RDEA594 and RDEA806 MAD studies sUA Change from Baseline (%) Steady-State RDEA594 Log-Transformed AUC (ng-hr/ml)

RDEA594 Capsule Formulation with Food Gives Superior PK Profile 21 21 200 mg Cap fasted 200 mg Cap Fed 200 mg ER Tablet* *Single dose of prototype ER formulation

Administration of RDEA594 with Standard Breakfast Provides Improved sUA Reduction 22 22 IR capsules given with food generated the best sUA lowering and were selected for Phase 2

Arm 1:RDEA594 200 mg QD RDEA594 Phase 2a Pilot Pharmacodynamic and Safety Study in Gout Patients Colchicine Treatment 7-21 days 1 week 2 weeks total with dose escalation of RDEA594 after Week 1 1 week Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL) total of 20 patients in 3 treatment arms Duration: 4 wks: 1-wk run-in, 2-wk treatment, 1-wk follow-up Endpoint: Proportion of subjects with sUA level < 6.0 mg/dL at Day 14 Formulation: IR capsules administered with food Randomize if No gout flare during 2 weeks of colchicine Off drug Off drug Arm 2: Placebo 400 mg QD Off drug Arm 3: Allopurinol 300 mg 5 pts 5 pts 10 pts Screenin g Period

Arm 1:RDEA594 200 mg QD RDEA594 Phase 2a Pilot Pharmacodynamic and Safety Study in Gout Patients - Interim Results Colchicine Treatment 7-21 days 1 weeks 2 weeks total with dose escalation of RDEA594 after Week 1 1 week Randomize if No gout flare during 2 weeks of colchicine Off drug Off drug Arm 2: Placebo 400 mg QD Off drug Arm 3: Allopurinol 300 mg QD 5 pts 5 pts 10 pts Screenin g Period Treatment Arm Response Rate Day 7 Response Rate Day 8 RDEA594 57% (4/7) 86% (6/7) Placebo 0% (0/4) 0% (0/4) Allopurinol 67% (2/3) 67% (2/3) Day: 1 7 8 14

RDEA594-102 MAD Safety Summary No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except for changes in serum uric acid levels (desired pharmacological effect) No clinically significant ECG findings including interval measurements No dose-related increase in adverse events All events were transient and mild to moderate in severity, with the exception of a severe event on placebo No imbalance between drug and placebo (full safety data on EULAR poster) 25

Planned RDEA594 Phase 2 Evaluations in 2009 Phase 2 monotherapy dose-response, safety and efficacy study 3 doses of RDEA594 compared to placebo for 28 days Phase 2 allopurinol add-on study in gout patients stable on allopurinol 300 mg QD without a satisfactory response (sUA > 6 mg/dL) Ascending dose cohorts of RDEA594 or placebo + allopurinol for 28 days of treatment Renal impairment and pharmacodynamic study Safety, tolerability, pharmacokinetics and impact on sUA in subjects with various degrees of renal insufficiency Febuxostat drug-drug interaction and pharmacodynamic study Assessment of possible pharmacokinetic interactions and potential synergistic reduction of sUA 26

27 There is a large unmet need for new treatments for this debilitating disease RDEA594, a URAT1 transport inhibitor, targets the physiologic cause of the vast majority of patients with hyperuricemia: uric acid under- excretion Clinical proof-of-concept has been achieved, with statistically and clinically significant reductions in uric acid in both healthy volunteers with high-normal baseline uric acids, and in patients with hyperuricemia and gout RDEA594 has been well tolerated in over 60 subjects at doses up to 600 mg and more than 250 subjects dosed with its prodrug, RDEA806 The development program for RDEA594 is designed to demonstrate its broad clinical utility Gout/Hyperuricemia Program Summary

HIV 28

RDEA806 Appears to Be an Ideal Candidate for the Majority of Naive HIV Patients Highly active against efavirenz-resistant strains High genetic barrier to resistance Better safety profile than efavirenz Reduced CNS toxicity Improved lipid profile Easy to formulate in combination pill Once daily dosing (8 to13-hour half-life) Can be used in combination with current drugs with reduced concern for significant drug interactions Limited metabolism by CYP450 No significant inhibition or induction of CYP450 Not metabolized by CYP450 2B6 (no PK issue in African-Americans) No reproductive toxicity, so safer for women Less risk of QTc prolongation than other approved or investigational first-line treatments for naive HIV patients 29

Efavirenz is Not Suited for the Majority of Naive Patients *Estimates Out of 56,300 New Cases in 2006; CDC, New Estimates of HIV Infections The red slices represent new HIV patients where efavirenz is not the drug of choice, but where RDEA806 would be an ideal treatment. This represents >50% of the naive patient population. 30

Days Robust Reductions in Viral Load with Monotherapy RDEA806* Last Dose * Viral load reduction censored in 4 patients who reached 50 copies/ml LOQ of assay. Several patients started on triple therapy after Day 10 and prior to follow-up visit. 31

Tablet Size Comparisons of Coformulated RDEA806



SUSTIVA

RDEA806 800 mg + TRUVADA®	RDEA806 600 mg + TRUVADA®	ATRIPLA™ Sustiva 600 mg + Truvada®	SUSTIVA® 600 mg	INTELENCE™ 100 mg	RDEA806 200 mg

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Cancer/Inflammation 33

The Age of Targeted Cancer Treatments Nexavar MEK Ras Raf c-Myc Herceptin, Erbitux Proliferation Angiogenesis Differentiation Apoptosis cPLA2 PDE4 MNK1/2 Elk-1 MAPKAPK1/3 ARRY-142886 (Ph 2) XL518 (Ph 1) RDEA119 (Ph 1/2) RTK Bcl-2 Mcl-1 c-Jun Tarceva GF ERK2 ERK2 34

RDEA119 is Potent, Highly Specific MEK Inhibitor MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** *Cell lines: Colo205, A375, A431, HT-29 ** In-house data 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901 (Pfizer) % Inhibition 35

Synergy between RDEA119 and Sorafenib in Hepatoma Cancer Lines

RDEA119 Highly Active in Hepatoma Cells That Exhibit Resistance to Sorafenib HUH7 cells Percent Cell Death Range of clinical levels 37 Sorafenib RDEA119

Sorafenib-Resistant Hepatoma Cells Show Remarkable Response to Combination Therapy Percent Cell Death 38

RDEA119 Steady-State Plasma Concentrations in Advanced Cancer Patients 100 mg 60 mg 40 mg 30 mg 20 mg 10 mg 6 mg 4 mg 2 mg Shaded area represents Cmin free drug plasma levels observed in xenograft studies up to 25 mg/kg BID, which produced >100% tumor growth inhibition (TGI) QD Dose 39 Mean RDEA119 Plasma Concentration (ng/ml)

Phase 1/2 Advanced Cancer Sorafenib Combination Study

Study	RDEA119-103
Primary Endpoint	Safety and tolerability of RDEA119 in combination with sorafenib
Secondary Endpoints	PK, PD, efficacy
Location	University of Pennsylvania
Study Population	Advanced cancer patients, all-comers until DLT reached, then expanded group of patients with specific tumors (renal, hepatocellular and thyroid)
Duration	28-day cycles, with no break between cycles
# Patients	~18 patients to reach DLT; expanded cohort will enroll an additional 15-20 patients
Timing	In dose escalation phase. Next dose level: sorafenib 400 mg BID plus RDEA119 10 mg BID

DLT = dose-limiting toxicity

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Financial Position Summary Statement of Operations (In thousands, except per share data) Three Months Ended March 31, 2009 Revenue Operating expenses Interest and other income (expense) $ 0 13,873 (230) NET LOSS $(14,103) NET LOSS PER SHARE $(0.79) 17.9 million common shares outstanding Expect 2009 year-end cash balance $50 - $55 million With $35 million upfront payment from Bayer cash sufficient to fund operations through 1Q11, not including additional partnering revenue Estimated cost savings from restructuring $2.3 million in 2009 & $6.6 million per year thereafter Multiple partnering opportunities Condensed Balance Sheet Data (In thousands) March 31, 2009 Dec. 31, 2008 Cash and equivalents* Total assets Total stockholders' equity $45,081 $48,443 $33,383 $57,743 $61,475 $45,958 41 *Cash position doe s not include $35 million, non-refundable, upfront license fee from Bayer

Near-Term Anticipated Milestones

Drug Candidate	Event	Date
Gout		
RDEA594	Phase 1 results	✓
RDEA806	Phase 2 results (PoC)	✓
RDEA594	Phase 2a start and finish	2Q09
RDEA594	Phase 2b start	Within weeks
RDEA594	Phase 2b results	4Q09
2nd Gen URAT1 Inhibitor	Clinical Candidate Selection	1H09
HIV		
RDEA806	TQT Study results	✓
RDEA806	Phase 2b start	post-partnering
RDEA427	Phase 1 start	post-partnering
Cancer - Inflammation		
RDEA119	Phase 1/2 sorafenib combination start	✓
RDEA119	Phase 1 advanced cancer results	2H09
RDEA119	Phase 1/2 sorafenib combination results	2H09
RDEA119 or RDEA436	Phase 2a inflammatory disease start	TBD

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